DISPOSAL OF A SUBSIDIARY	12 Months Ended
Dec. 31, 2024
DISPOSAL OF A SUBSIDIARY
DISPOSAL OF A SUBSIDIARY

8.    DISPOSAL OF A SUBSIDIARY

In 2023, Jiangxi Jinko entered into an equity transfer agreement with third parties (the “Acquirers”) to sell its 100% equity interest in a subsidiary (the “Target”), a wholly-owned subsidiary of Jiangxi Jinko, at a consideration of RMB4,300 million. Payment arrangements are agreed as follows:

●RMB1,200 million: Upon sign-off of all related transaction documents etc.
●RMB1,500 million: Upon completion of business registration with related authorities etc.
●RMB1,600 million: 25% (RMB 400 million) to be paid in each year upon the Target achieved agreed performance target from 2024 to 2027.

In addition, pursuant to the agreement, if the Target’s net profits (excluding extraordinary gains and losses) for the years from 2024 to 2027 is less than RMB 2,000 million (the “Committed Amount”), JinkoSolar shall compensate the Acquirers in cash for any difference.

As the consideration of the transaction was variable and contingent based on the Target’s business performance, management record the consideration at fair value on the acquisition date and subsequently adjusted to fair value at the end of each reporting period taking into account (1) the unsettled consideration and (2) the amount to be compensated to the Acquirers.

The disposal was consummated in February 2024. On the closing date, based on the forecast of the Target, its cumulative net profits would be around RMB400 million for the years from 2024 to 2027, pursuant to the arrangement, the Group shall compensate RMB1,600 million to the Acquirers which can be offset by the collection of the last instalment amounted to RMB1,600 million. Given this, the fair value of the contingent consideration was concluded to be RMB2,700 million equaling the first two instalments. The Company therefore recognized gain of the disposal with the amount of RMB1,145 million in “Gain from disposal of a subsidiary” which represented the excess of estimated receivable of RMB 2,700 million over the carrying amount of the net assets of the Target after netting the transaction cost.

In February 2024 and July 2024, the Acquirers paid the first instalment of RMB1,200 million in full and RMB394 million of the second instalment, respectively. As of December 31, 2024, receivables with the gross balance of RMB1,106 million were overdue. Management has considered the impact of overdue and credit risks associated with the outstanding balances when evaluating the fair value of the contingent receivables, and as a result of such assessment, RMB81 million change in fair value loss related to the receivable was recorded in “Change in fair value of contingent consideration related to disposal of a subsidiary” for the year ended December 31, 2024. Receivables netting off fair value loss was RMB1,025 million, among which RMB106 million was expected to receive within one year and was recorded in “Prepayments and other current assets” (Note 13) and the remaining RMB919 million was expected to receive beyond one year and were recorded in “Other assets” (Note 18).

As at December 31, 2024, the Group carried out an assessment of the fair value of the contingent receivable ground in the business forecast of the Target for the years from 2024 to 2027 with the key assumption of the price of silicon rods determined based on the prevailing market prices. Based on such assessment, management estimated the Target will incur a cumulative loss around RMB213 million from 2024 to 2027. Hence, the Group additionally recognized RMB576 million fair value losses in “Change in fair value of contingent consideration related to disposal of a subsidiary” for the year ended December 31, 2024 and recorded related liabilities in “Other payable and accruals” as at December 31, 2024 (Note 19).

For the year ended December 31, 2024, the Group recognized RMB657 million fair value losses in “Change in fair value of contingent consideration related to disposal of a subsidiary”.